COLLAGEN AESTHETICS, INC.
                        VALUATION AND QUALIFYING ACCOUNTS
                      Years Ended June 30, 1999, 1998, 1997

                                                               Additions
                                              Balance of      charged to
                                             beginning of      costs and                    Balance at
Description                                     period         expenses     Deductions     end of period
                                                                    (in thousands)
1999
     Allowance for doubtful accounts..........   $505            $ 56         $122             $439
1998
     Allowance for doubtful accounts..........   $418            $169         $ 82             $505
1997
     Allowance for doubtful accounts..........   $375            $ 71         $ 28             $418